Exhibit 99.1

Civitas Resources, Inc. Announces Pricing of $1,350 Million of New Senior Notes Due 2028 and $1,350 Million of New Senior Notes Due 2031

DENVER, Colorado (June 22, 2023) – Civitas Resources, Inc. (the “Company”) (NYSE: CIVI) today announced that it has priced a private placement (the “Offering”) to eligible purchasers under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) of $1,350 million in aggregate principal amount of new 8.375% senior notes due 2028 (the “2028 Notes”) and $1,350 million in aggregate principal amount of new 8.750% senior notes due 2031 (the “2031 Notes” and, together with the 2028 Notes, the “Notes”) at par. The Offering is expected to close on June 29, 2023, subject to the satisfaction of customary closing conditions.

The Company expects to use the net proceeds from the Offering, together with cash on hand and borrowings under the Company’s existing credit facility, to fund a portion of the consideration for the Acquisitions (as defined below). The Notes will be subject to a full or partial “special mandatory redemption” in the event that the transactions contemplated by the Acquisition Agreements (as defined below) are not consummated on or before October 31, 2023, or if the Company notifies the trustee of the Notes that it will not pursue the consummation of either or both of the Acquisitions.

The Notes to be offered will not be registered under the Securities Act or under any state or other securities laws, and the Notes will be issued pursuant to an exemption therefrom, and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. Person, absent registration or an applicable exemption from registration requirements.

The Notes are being offered only to persons who are either reasonably believed to be “qualified institutional buyers” under Rule 144A or who are non-“U.S. persons” outside the United States under Regulation S as defined under applicable securities laws.

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Civitas Resources, Inc.

Civitas Resources, Inc. is Colorado’s first carbon neutral oil and gas producer and is focused on developing and producing crude oil, natural gas, and natural gas liquids in Colorado’s Denver-Julesburg Basin. The Company is committed to pursuing compelling economic returns and cash flow while delivering best-in-class cost leadership and capital efficiency. The Company is dedicated to safety, environmental responsibility, and implementing industry leading practices to create a positive local impact. The Company’s common stock is listed for trading on the New York Stock Exchange under the symbol: “CIVI.”

Cautionary Statement Regarding Forward-Looking Information

Certain statements in the foregoing, including those that express belief, expectation or intention, are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Offering, the anticipated use of the proceeds from the Offering and the transactions contemplated by (a) the Membership Interest Purchase Agreement, dated as of June 19, 2023, by and among the Company, Hibernia Energy III Holdings, LLC and Hibernia Energy III-B Holdings, LLC (the “Hibernia Acquisition Agreement”), pursuant to which the Company agreed to purchase all of the issued and outstanding equity ownership interests of Hibernia Energy III, LLC (“HE 3”) and Hibernia Energy III-B, LLC (“HE 3-B” and, together with HE 3, the “Hibernia Targets”) (the “Hibernia Acquisition”) and (b) the Membership Interest Purchase Agreement, dated as of June 19, 2023, by and among the Company, Tap Rock Resources Legacy, LLC (“Tap Rock I Legacy”), Tap Rock Resources Intermediate, LLC (“Tap Rock I Intermediate” and, together with Tap Rock I Legacy, the “Tap Rock I Sellers”), Tap Rock Resources II Legacy, LLC, Tap Rock Resources II Intermediate, LLC, Tap Rock NM10 Legacy Holdings, LLC and Tap Rock NM10 Holdings Intermediate, LLC, solely in its capacity as the sellers’ representative, Tap Rock I Legacy, and solely for the limited purposes set forth therein, Tap Rock Resources, LLC (the “Tap Rock Acquisition Agreement” and, together with the Hibernia Acquisition Agreement, the “Acquisition Agreements”), pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of a Delaware limited liability company to be formed by the Tap Rock I Sellers (“Tap Rock AcquisitionCo”), Tap Rock Resources II, LLC (“Tap Rock II”) and Tap Rock NM10 Holdings, LLC (“NM10” and, together with Tap Rock AcquisitionCo and Tap Rock II, the “Tap Rock Targets”) (the “Tap Rock Acquisition” and, together with the Hibernia Acquisition, the “Acquisitions”). The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

The Company cautions investors that any forward-looking statements are subject to known and unknown risks and uncertainties, many of which are outside the Company’s control, and which may cause actual results and future trends to differ materially from those matters expressed in, or implied or projected by, such forward-looking statements, which speak only as of the date they are made. Investors are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties that could cause actual results to differ from those described in forward-looking statements include, without limitation, the following:

●	the Acquisition Agreements may be terminated in accordance with their terms and the Acquisitions may not be completed;

●	the parties may not be able to satisfy the conditions to the completion of the Acquisitions in a timely manner or at all;

●	the Acquisitions may not be accretive, and may be dilutive, to the Company’s earnings per share, which may negatively affect the market price of the Company’s common stock;

●	the Company may incur significant transaction and other costs in connection with the Acquisitions in excess of those anticipated by the Company;

●	the Company may fail to realize anticipated benefits expected from the Acquisitions in the timeframe expected or at all;

●	the Company may face unforeseen difficulties in operating in new geographic areas;

●	the ultimate timing, outcome, and results of integrating the operations of the Hibernia Targets and the Tap Rock Targets into the Company’s business;

●	the Acquisitions and their announcement and/or completion could have an adverse effect on business or employee relationships;

●	the risk related to disruption of management time from ongoing business operations due to the Acquisitions;

●	the effects of the Acquisitions, including the Company’s future financial condition, results of operations, strategy, and plans;

●	changes in capital markets and the ability of the Company to finance operations in the manner expected;

●	any litigation relating to the Acquisitions; and

●	disruptions to our business due to acquisitions and other significant transactions, including the Acquisitions.

Additional information concerning other factors that could cause results to differ materially from those described above can be found under Item 1A. “Risk Factors” and “Management’s Discussion and Analysis” sections elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made with the Securities and Exchange Commission (“SEC”), each of which is on file with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at the time they were made. The Company assumes no obligation to any update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

For further information, please contact:

Investor Relations:

John Wren, ir@civiresources.com

Media:

Rich Coolidge, info@civiresources.com